                                                                    EXHIBIT 99.1

                                               Net Interest Margin Trust 1995-A
                                               March, 2000
                                               Payment: April 17, 2000

                                               7.25% SECURITIZED NET INTEREST
                                               MARGIN CERTIFICATES

                                               Cusip #                 393534AC6
                                               Trust Account #        33-34309-0
                                               Distribution Date: April 17, 2000

                                                                                          Per $1,000
Securitized Net Interest Margin Certificates                                               Original
--------------------------------------------                                              ----------
1.  Amount Available                                              1,185,404.71
                                                             -----------------
    Pro rata Share of Excess from NIM 94-A                        2,896,572.57
                                                             -----------------
Interest

2.  Aggregate Interest                                              486,710.43             1.58022867
                                                             ----------------------------------------


3.  Amount Applied to:
    (a)         accrued but unpaid Interest

4.  Remaining:
    (a)         accrued but unpaid Interest

5.  Monthly Interest                                                486,710.43
                                                             -----------------

Principal

6.  Current month's principal distribution                        3,595,266.85            11.67294432
                                                             ----------------------------------------

7.  Remaining outstanding principal balance                      76,963,701.20            249.8821468
                                                             ----------------------------------------
    Pool Factor                                                     0.24988215
                                                             -----------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                 365,027,462.10**
                                                             -----------------
9.  Aggregate amount on deposit in Reserve Fund                   7,500,000.00
                                                             -----------------

10. Subordinated Certificateholder payment  (interest
    earnings on Reserve Fund, pursuant to Section 5.8)               33,785.32
                                                             -----------------

11. Aggregate principal balance of loans
    refinanced by Conseco Finance                                 3,126,078.71
                                                             -----------------

12. Weighted average CPR                                                13.06%
                                                             -----------------

13. Weighted average CDR                                                 4.62%
                                                             -----------------

14. Annualized net loss percentage                                       2.62%
                                                             -----------------

15. Delinquency              30-59 day                                   1.00%
                                                             -----------------
                             60-89 day                                   0.32%
                                                             -----------------
                             90+ day                                     0.91%
                                                             -----------------
                             Total 30+                                   2.23%
                                                             -----------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 3/15/00.

                                                Net Interest Margin Trust 1995-A
                                                March, 2000
                                                Payment: April 17, 2000




                                       Fee Assets
                   ---------------------------------------------------------
                     Guarantee            Inside             Fee Asset
                        Fees               Refi                Total
                   ---------------------------------------------------------

GTFC 1994-5                  0.00            24,416.11            24,416.11
GTFC 1994-6             13,121.07            24,788.92            37,909.99
GTFC 1994-7              6,182.15            11,821.70            18,003.85
GTFC 1994-8                  0.00            16,081.40            16,081.40
GTFC 1995-1                  0.00            28,025.95            28,025.95
GTFC 1995-2                  0.00                 0.00                 0.00
GTFC 1995-3                  0.00            70,049.01            70,049.01
GTFC 1995-4             81,296.68            19,997.83           101,294.51
GTFC 1995-5                  0.00                 0.00                 0.00

                   ---------------------------------------------------------
                       100,599.90           195,180.92           295,780.82

Total amount of Guarantee Fees and
     Inside Refinance Payments                                   295,780.82
                                                            ---------------

Subordinated Servicing Fees                                      511,011.40
                                                            ---------------

Payment on Finance 1 Note                                        806,792.22
                                                            ---------------

Allocable to Interest (current)                                  683,975.42
                                                            ---------------

Allocable to accrued but unpaid Interest                               0.00
                                                            ---------------

Accrued and unpaid Trustee Fees                                        0.00
                                                            ---------------

Allocable to Principal                                           122,816.80
                                                            ---------------

Finance 1 Note Principal Balance                             113,086,907.96
                                                            ---------------

                                                Net Interest Margin Trust 1995-A
                                                March, 2000
                                                Payment: April 17, 2000





                                           Inside
                          ------------------------------------------
                            Residual        Refi      Total

 GTFC 1994-5                       0.00          0.00          0.00
 GTFC 1994-6                       0.00          0.00          0.00
 GTFC 1994-7                       0.00          0.00          0.00
 GTFC 1994-8                       0.00          0.00          0.00
 GTFC 1995-1                       0.00          0.00          0.00
 GTFC 1995-2                 100,633.03     29,463.93    130,096.96
 GTFC 1995-3                       0.00          0.00          0.00
 GTFC 1995-4                       0.00          0.00          0.00
                          ==========================================
 GTFC 1995-5                 204,000.44     44,515.09    248,515.53

                             304,633.47     73,979.02    378,612.49

                          Total Residual and Inside
                              Refinance Payments         378,612.49